UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

______________________________

First Trust/Aberdeen Emerging Opportunity Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-21905	71-1005833
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

120 East Liberty Drive, Suite 400 Wheaton, Illinois (Address of principal executive offices)	60187 (zip code)

Registrant's telephone number, including area code: (630) 765-8000

_____________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) is filing herewith a press release issued on March 15, 2021, as Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to report the Fund will revise its investment policies to include that the Fund may invest up to 10% of its Managed Assets in forward foreign exchange contracts (both deliverable and non-deliverable). The Fund anticipate that the changes to their investment policies will be implemented on or around May 24, 2021. Details regarding the change in investment policies are contained in the press release included herein.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press release of First Trust Advisors L.P. dated March 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2021	First Trust/Aberdeen Emerging Opportunity Fund

	By:	/s/ W. Scott Jardine
	Name:	W. Scott Jardine
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of First Trust Advisors L.P. dated March 15, 2021.